Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Corporation
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD



      This report is not to be distributed unless preceded or accompanied by a prospectus.


                      Legg Mason Wood Walker, Incorporated
--------------------------------------------------------------------------------

                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000

LMF-002
8/97


                               Semi-Annual Report
                               September 30, 1997

                                   Legg Mason

                               Value Trust, Inc.

                               Special Investment
                                  Trust, Inc.

                            Total Return Trust, Inc.



                              The Art of Investing


                               [LEGG MASON LOGO]

                                     FUNDS

To Our Shareholders,



   We are pleased to provide you with semi-annual reports for the Legg Mason Value Trust, Special Investment Trust and Total Return Trust for the period ended September 30, 1997.

   Each of the funds continued to perform exceptionally well in the quarter and in the nine months ended September 30, as did the stock market generally. The table below compares the funds' results with those of three widely-followed stock market indices: the S&P 500 Composite Index consists of the common stocks of 500 of America's largest companies, the Value Line Index measures a broader group of 1700 common stocks, and the Russell Index measures performance of the stocks of 2000 small and medium-sized companies.

                                            For the periods ended September 30, 1997:
                                                 3 Month                9 Month
                                              Total Return*          Total Return*
                                              -------------          -------------
       Value Trust                               16.5%                    42.2%
       Special Investment Trust                  15.1%                    27.2%
       Total Return Trust                        13.8%                    32.1%
       S&P 500 Composite Index                    7.5%                    29.6%
       Value Line Index of 1700 stocks           11.9%                    26.6%
       Russell 2000 Index                        14.9%                    26.6%


   Investment results for each of the funds over longer periods of time are shown in the "Performance Information" section of this report. In this regard, we are pleased to note that $10,000 invested in the Legg Mason Value Trust, our original equity fund, at its inception in April 1982 would have grown to $178,615 by September 30, 1997, producing an annual return of 20.5% over the 151/2 year period. $10,000 invested in common stocks included in the Standard & Poor 500 and Value Line indices would have grown to $137,058 and $56,664, respectively, over the same period. All figures assume reinvestment of dividends and other distributions.

   On the following pages, Bill Miller, the portfolio manager for the Value Trust and Special Investment Trust and Nancy Dennin, the portfolio manager for the Total Return Trust, discuss the funds and the investment outlook.

   The Board of Directors has approved an ordinary income dividend of $.13 per share to Primary Class shareholders of Total Return Trust, payable on November 20, 1997 to shareholders of record on November 19, 1997. Most shareholders will receive this distribution in the form of additional shares credited to their accounts.

                                                   Sincerely,



                                                   /s/ John F. Curley, Jr.
                                                   _____________________
                                                   John F. Curley, Jr.
                                                   President

November 10, 1997

---------
   *Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Total return percentages and other information regarding the Legg Mason funds in this letter are for the Primary Class of shares of the funds.

Portfolio Managers' Comments


Market Commentary
Third Quarter 1997

   Despite the turbulence of late October, investors in the stock market have continued to earn solid returns. Even after this pullback, the S&P 500 is up over 20% for the year, about double its long-term average. As we noted in our last shareholders' report, we believe that the most likely course for the market in the next several years is what we've called a return to normalcy, where returns have two features that have been absent from the recent annual stock market data: a central tendency in the high single, or low double digit area, and a greater propensity for returns that may lag bonds or even cash from time to time.

   We are suspicious of most measures of central tendency in time series data, and believe that betting on regression from the mean is at least as profitable a strategy as counting on regression to the mean. Robust or predictable regularities in markets are usually short lived and not scalable; about the time you think you've found a profitable pattern it ceases to work. Markets are far too complex and adaptive to be amenable to analysis by simple formulas such as average price/earnings ratios, dividend yields, or counting the time since the last recession or the last 10% correction. This has not discouraged the press or commentators from using such formulas to generate wrong predictions. Markets are context dependent, their behavior is a function of the particular circumstances that obtain and how those circumstances are expected to or do change. The trick is not to predict an unknowable future, but to try to understand the present, and the probabilities of the various paths that may evolve from it.

   The present economic circumstances in the US are about as good as it gets: high growth, low inflation, low unemployment, record profit margins and profits, high returns on capital, and a world generally at peace. Biologists often use the notion of a fitness landscape, first devised by Sewell Wright in the 1930s, to characterize the situation in which a species (say) might find itself. The objective is to reach local or, better yet, global peaks on the landscape. If you're on a peak, things are great, but they don't get better. If you're in a valley, things are bad, but since any direction will take you up, they are likely to improve almost no matter what you do.

   The US economy appears to be at a peak on its fitness landscape, or maybe a plateau. The nervousness of the markets is due to investors being worried that any change from here is likely to be for the worse. After years of terrific returns, valuations in the market generally reflect the strength and health of corporate America. If the Asian currency devaluations had not spooked the equity market, something else would have; we agree with Alan Greenspan's testimony on that point. The recent declines have taken a lot of froth off the market and we think it unlikely that the exuberance of the late summer will return soon.

   The market is just "p" and "e": price times earnings. If earnings are moving forward, if inflation is not rising, if interest rates are stable, and if stocks are not too overpriced, the path of least resistance for the market is higher. We think earnings are going to be up 5% to 8% next year, that the Asian flu will slow the US down a bit, that the Fed is unlikely to tighten amidst this kind of market instability, and that stocks are priced about where they should be. If prices were to fall sharply from here, we think it would represent an excellent buying opportunity.

Value Trust
Third Quarter 1997

   The financial turbulence of the past few weeks makes the third quarter seem like a distant memory. Asian stock markets, already the worst performing in the world, fell apart in late October. Hong Kong dropped over 30% in a week, then rebounded almost 20% in one day. Our market saw the largest single day point drop and the largest point gain in history on successive days. Although the percentage moves were not so dramatic, they were still sharp enough to generate world-wide headlines and occasion much commentary on what all of this might mean. Our current views on the market are detailed in the "Market Commentary" section above.

   Your fund has continued to perform quite well, as this table shows:

                                            Third Quarter       Year to Date       Twelve Months Ended
                                                 1997               1997            September 30, 1997
---------------------------------------------------------------------------------------------------------
   Value Trust                                  16.49%             42.19%                 62.87%
   Lipper Growth Funds                          10.61%             26.65%                 33.52%
   S&P 500 Composite Index                       7.48%             29.64%                 40.44%
   Dow Jones Industrial Average                  4.00%             24.93%                 37.70%


   Of course, neither the absolute nor the relative gains experienced by the Value Trust recently are sustainable. You may think this is just false modesty, and that no matter what we say, we really expect to knock the cover off the ball all the time. If so, a brief excursus on what constitutes reasonable return expectations might be helpful.

   Stocks have provided remarkably stable real (after inflation) returns averaging about 7% per year since the early 1800s, according to work done by Jeremy Siegel, a Wharton professor. Recent work by economist Peter Bernstein shows similar results, although the real rate is lower due to the different methodology employed. Bernstein found a nominal return average of 9.6%, which equated to a real return of 5.7% after inflation for the period 1871-1995. He calculates what's called the equity risk premium to be 330 basis points (100 basis points = 1%). This is the return premium stock investors have historically earned over bond investors for the greater perceived risk of stocks relative to the contractually guaranteed returns of bonds.

   With bonds yielding 6.2%, a 330 basis point premium for stocks would imply an average annual return for stocks of 9.2% per year from these levels, assuming no change in the overall valuation of the market. There is another way to extract the potential rate of return: take the 7% real return that Siegel found and add to it the inflation rate implied by the difference between the new inflation indexed bonds and regular bonds. The implied inflation rate calculated that way is 2.15%, which when added to 7% gives you an implied nominal return of 9.15%, remarkably similar to that reached using Bernstein's approach. Either way, we're a long way from the 20% rates of return averaged by the Value Trust over its 15 year existence.

   Consistent with the above, we think the stock market may average 8-10% annual returns over the next several years. This compares to an average annual return of over 20% for the past 5 years, and 18% per year for the last 15 years. This assumes that current valuations, which are among the highest ever achieved, persist. If economic conditions become less favorable, valuations would likely decline somewhat, further pressuring returns.

   The Value Trust has outperformed the market over time, and we would hope to be able to continue to do so, but it is unrealistic to expect us to do it each year, or even most years. Our strategy has been and will remain consistent: we attempt to buy companies whose shares trade at substantial discounts to our assessment of intrinsic value, and to hold those shares long term.

   Our technology and financial stocks were the star performers in the third quarter. These two groups have led the market since 1990, and we still think they represent the best values among the major industry sectors. When the market corrects, as it is doing now, they also tend to pull back sharply as worried investors try to protect gains. We do not get too caught up in the ebb and flow of investor sentiment, preferring instead to concentrate on understanding the economics and prospects of the businesses we own on your behalf.

   Among our laggards was Columbia/HCA, the big hospital chain whose billing practices are currently under investigation by the government, MCI, whose shares fell when their merger agreement with British Telecom was amended, and Amgen, the leading biotech company, whose stock has been hurt by concerns about reimbursement rates for one of their major drugs, and by a relative lack of new product offerings for the next year or so. In each case, we used the price weakness to add to positions. We think Columbia in the mid to high $20s represents good value, even considering the headline risk associated with the flow of bad news surrounding this company. Columbia should be able to earn about $3.00 per share in a couple of years, and could then sell in the mid-$40s. The previous management has been replaced and the current team is cooperating with the government. The ride may still be bumpy from here, but it should ultimately prove rewarding. MCI has rebounded as two new bidders have emerged. We prefer the Worldcom offer at present, but are keeping an open mind as the situation unfolds. We have built up our Amgen position and think this company is the best value among the major pharmaceuticals, trading at only 15x next year's earnings, compared to about 25x for Bristol Myers and Schering Plough, and over 30x for Pfizer.

   We sold longtime holding Provident Bankshares in the quarter. It's a good bank and has been a fine investment for us, but it reached what we believed was fair value. The Argentine government called its Brady bonds during the quarter so we had to give up our holdings. As you may recall, we bought these during the last emerging markets panic in 1995 when everyone was throwing away their Latin American investments because of the Mexican devaluation. In a little over 2 years we nearly doubled our money on one series, and almost tripled it on the other. The Asian currency crisis is likewise inducing panic, and probably creating some outstanding values, but none are quite as obvious as were the Latin Brady bonds. We are primarily domestic investors, and so don't expect to end up with much of anything in the Asian markets, but would not rule out doing something if exceptional opportunities turn up.

   We didn't buy anything new in the past quarter, though we have added a name or so in the recent decline. If the market continues to fall, you can expect our buying to accelerate. We have about $300 million in cash and would love for the market to drop sufficiently for us to put it all to work.



                                                                Bill Miller, CFA

Special Investment Trust
Third Quarter 1997

   Your fund continued to perform well during the third calendar quarter, and has posted solid results for the year to date and for the past twelve months, as the table below shows:

                                             Third Quarter          Year to Date        Twelve Months Ended
                                                  1997                  1997            September 30, 1997
--------------------------------------------------------------------------------------------------------------
   Special Investment Trust                      15.12%                27.23%                 37.71%
   Lipper Mid Cap Funds                          14.51%                24.27%                 26.88%
   Lipper Small Cap Funds                        16.55%                27.03%                 29.79%
   S&P 500 Composite Index                        7.48%                29.64%                 40.44%
   Russell 2000 Index                            14.88%                26.60%                 33.19%


   During the third quarter, small and mid-sized company stocks performed substantially better than the large stocks that make up the top half of the S&P 500 and that have dominated the market for the past several years. We think the currency turmoil in Southeast Asia is a modest negative for big multinationals since growth will slow in that region, impacting exports. Currency translation will also clip the reported results of large companies with overseas exposure. Smaller companies, which typically lack significant foreign presence, should benefit. We also believe that smaller companies are, in general, more attractively valued than their larger brethren and have somewhat better prospects over the next few years.

   The market turbulence experienced at the end of October, and discussed more fully above, has knocked our results back a bit but has also provided us with an opportunity to add to positions at more favorable prices than prevailed a few weeks ago.

   Our returns in the quarter were paced by Quantum, which makes disk and tape storage systems for computers. Quantum is in the midst of a turnaround from poor results experienced a few years ago. We are quite optimistic about the prospects for both the industry and the company. In addition to Quantum, we have significant positions in two other storage companies, Western Digital and StorageTek.

   Several of our laggards came to life in the quarter, including Cell Genesys (the successor company to Somatix Therapy), Hollywood Park, and John Alden. Cell Genesys reported success in lab tests of its treatment for AIDS, which sent the stock higher. We think this company has outstanding science and believe its experimental therapies for various cancers also have much promise. Hollywood Park announced that it will seek to recapture the paired share, REIT (Real Estate Investment Trust) status it held up until a few years ago. This is a variant of the normal REIT structure that allows a company to operate as well as own real estate while preserving most of the tax advantages of a REIT. Paired share REITs have been prominent in the news recently as Starwood Lodging made a bid to acquire ITT. Its status as a paired share REIT enabled it to handily outbid Hilton. If Hollywood Park is successful in re-establishing this status, we would expect the company's perceived value to rise, perhaps significantly. John Alden is in the midst of an earnings turnaround and has been reported to be in takeover talks. We peg the company's value in the mid $30s.

   I'm pleased to announce that Lisa Rapuano, CFA, has been named assistant manager of your fund. Lisa is a graduate of Yale and a former All-American swimmer who joined our staff as an analyst three years ago. She has covered many of our largest and most successful investments, including America Online, Home Shopping Network, and Western Digital, among others. A recent analysis by Morningstar for Money Magazine (11/97 issue) showed that over the three years ended August 31, 1997, female fund managers have performed somewhat better than male managers based on average annual returns in five broad categories. The performance gap was especially wide in the sub-category consisting of small company growth funds. The analysis was based on the average annual returns of 2,562 mutual funds. I hope this means that if Lisa is just an average female manager, our results will improve!

   We remain quite optimistic about the prospects for small and mid-sized companies and believe that your portfolio is well positioned to deliver solid results. As always, we appreciate your support and welcome your comments.

                                                                Bill Miller, CFA
                 ----------------------------------------------

Total Return Trust
Third Quarter 1997

   As shown below, your fund had an excellent third quarter, and has performed exceptionally well over the nine and twelve months ended September 30, 1997:

                                             Third Quarter          Year to Date       Twelve Months Ended
                                                  1997                  1997            September 30, 1997
-------------------------------------------------------------------------------------------------------------
   Total Return Trust                            13.83%                32.07%                 48.56%
   Lipper Growth and Income Funds                 9.04%                25.95%                 35.76%
   S&P 500 Composite Index                        7.48%                29.64%                 40.44%
   Dow Jones Industrial Average                   4.00%                24.93%                 37.70%


   While these results are quite gratifying, stockholders should understand that this is an equity fund and its results will tend to reflect results in the equity market. The market is often subject to swings as earnings expectations change and emotions move from one extreme to the other. We do not try to time the market, an endeavor we regard as fruitless, and if the market goes into a protracted decline, we will undoubtedly participate. That said, we are reasonably optimistic about the market over the next twelve months, and hope to do well. (See the "Market Commentary" section for more detail.)

   As this letter is being written, the market is in the midst of a correction, and the major market indices have been closed during the normal trading day for the first time since the "circuit breakers"* were installed after the market correction of October 1987. We are strongly opposed to trading halts during periods of volatility. The US market is obviously an open, efficient market, and investors should be able to transact freely without halts at various arbitrary levels.

   This sell-off was precipitated by the currency crisis in Southeast Asia, and the resultant weakness in its equity markets, most specifically Hong Kong. We believe the difficulties in Southeast Asia will have a limited effect in the United States, and expect our economy to continue its growth over the next twelve months or so, as more fully discussed in the "Market Commentary" section.

   Your fund's results in the quarter benefited from many of its financial holdings as shown in the "biggest gainers/laggers" list elsewhere in the report.
John Alden Financial Corporation, an insurance company, was the best performing security in the quarter, after reporting earnings significantly above expectations. Over the last eighteen months, the company has been restructuring its portfolio of businesses to improve profitability, an endeavor that has begun to impact the bottom line. In the spring of this year, John Alden sold its annuity business, and we expect the company to repurchase its shares with most of the proceeds from the sale.

   While the company has begun to take concrete steps to improve shareholder value, the stock still sells at a significant discount to the overall market.
John Alden is trading at 13.5x 1997 and 10.5x 1998


6


estimated earnings, and only 1.4x book value. In contrast, the S&P 500 is trading at 19.5x 1997 and 18.0x 1998 estimated earnings.

   Northrop Grumman performed quite well in the quarter after it was announced the company would be acquired by Lockheed Martin, as consolidation in the defense industry continues.

   When we purchased Northrop Grumman about eighteen months ago, it had many of the characteristics we look for when investing in a company. The stock was selling at a significant discount to the market and its peer group, catalysts were in place to improve the company's operating results, and management was very committed to shareholder value.

   Northrop Grumman is joining what is arguably the leading defense contractor in the world, and shareholders are getting a full price. Lockheed Martin is paying about 1.3x 1997 estimated revenues, and almost 10x operating cash flow.
This is one of the richest premiums ever paid for a major player in the defense industry.

   General Motors and Ford Motor posted strong appreciation in the quarter, as they both announced programs to continue to unlock shareholder value.

   Several of the Real Estate Investment Trusts ("REITs") were among the biggest laggers in the quarter, although fundamentally their results have been in line with expectations. We have used the weakness in several of the REITs to add to our positions. We now have 15% of the portfolio invested in REITs, and expect them to perform well over the next several years.

   Portfolio activity was modest in the quarter. We purchased two new securities, Tupperware and Union Planters, and sold one, Exxon Corporation, that reached our price target.

   Tupperware, a well-recognized household products company, has performed very poorly, down over 50% year-to-date, as the company has reported disappointing earnings throughout the year. We believe the bad news is already reflected in the price, and purchased the stock in the mid $20 level. At this price, the stock trades at only 14x 1998 estimated earnings, compared to a peer group average of 24x, and carries a 3.4% yield. Once the company's near-term problems are resolved and earnings visibility improves, we expect the stock to trade about 18x earnings, implying an attractive total return.

   Union Planters is the third largest bank in Tennessee and one of the top 50
US banks. Including pending transactions, Union Planters has $17 billion in assets across eight states. The bank is in the process of consolidating many recent acquisitions to help lower its costs. Assuming an 85% relative market multiple (a conservative assumption in our opinion), the stock has appreciation potential of about 20% over our cost basis, and carries a 2.9% yield.

   We would like to thank our shareholders, both old and new, for their confidence. As always, we appreciate your support and welcome your comments and suggestions.

                                                               Nancy Dennin, CFA

November 10, 1997
DJIA 7,552.59


----------
   *"Circuit breakers" halt all trading on the New York Stock Exchange when the market drops by various point levels. When the market declines 350 points, trading is halted for 30 minutes. When the market drops 550 points, the halt is in effect for one hour. Both of these levels were reached on October 27, 1997.


                                                                               7



Performance Information

Total Return for One, Five, Ten Years and Life of Funds, as of September 30, 1997

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
      Total returns as of September 30, 1997 for each Fund and the Value Line
      Geometric Average ("Value Line") and S&P 500 Stock Indices are shown in the table below.

         Each Fund has two classes of shares: Primary Class and Navigator Class.
      The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule
      12b-1 distribution fees.

         Average annual and cumulative total returns as of September 30, 1997 were as follows:


                                                                          Special                                 S&P 500
                                                              Value     Investment  Total Return  Value Line      Composite
                                                              Trust        Trust        Trust        Index          Index
---------------------------------------------------------------------------------------------------------------------------
      Average Annual Total Return
        Primary Class:
          One Year                                            +62.87%     +37.71%      +48.56%      +34.19%        +40.44%
          Five Years                                          +27.80      +20.55       +20.49       +16.55         +20.77
          Ten Years                                           +16.05      +14.83       +13.16        +8.26         +14.75
          Life of Class--Value Trust(A)                       +20.50                                +11.87         +18.45
          Life of Class--Special Investment Trust(B)                      +15.27                     +9.92         +17.01
          Life of Class--Total Return Trust(C)                                         +13.02        +9.90         +17.41
        Navigator Class:
          One Year                                            +64.57      +39.19       +50.20       +34.19         +40.44
          Life of Class(D)                                    +45.47      +29.01       +33.18       +23.84         +31.77

      Cumulative Total Return
        Primary Class:
          One Year                                            +62.87%     +37.71%      +48.56%      +34.19%        +40.44%
          Five Years                                         +240.89     +154.57      +153.92      +115.10        +156.92
          Ten Years                                          +343.13     +298.49      +244.27      +121.23        +295.89
          Life of Class--Value Trust(A)                    +1,686.15                               +466.64      +1,270.58
          Life of Class--Special Investment Trust(B)                     +431.71                   +203.94        +533.25
          Life of Class--Total Return Trust(C)                                        +327.20      +206.37        +570.81
        Navigator Class:
          One Year                                            +64.57      +39.19       +50.20       +34.19         +40.44
          Life of Class(D)                                   +189.44     +105.90      +125.34       +80.03        +113.53

---------------------------------------------------------------------------------------------------------------------------

   (A) Inception of Value Trust--April 16, 1982.
   (B) Inception of Special Investment Trust--December 30, 1985.
   (C) Inception of Total Return Trust--November 21, 1985.
   (D) Commencement of sale of Navigator Shares for each fund--December 1, 1994.

      Value Trust

Illustration of an Assumed Investment of $10,000 made on April 16, 1982 (inception of the Value Trust Primary Class)



                    [GRAPH APPEARS HERE - PLOT POINTS BELOW]



                                                      Value of original
                                                      shares purchased
                         Value of shares              plus shares acquires
                         acquired through             through reimbursement
                         reinvestment of              of capital gain
                         income dividends             Distributions
                         -----------------            ---------------------
      4/16/82            10,000                       10,000

      3/31/83            16,400.97                    16,160

      3/31/84            19,425.44                    18,870.50

      3/31/85            24,682.58                    23,582.98

      3/31/86            34,509.72                    32,555.48

      3/31/87            37,924.3                     35,503.58

      3/31/88            34,729.33                    32,267.83

      3/31/89            41,109.15                    37,650.23

      3/31/90            44,289.55                    39,890.82

      3/31/91            43,013.79                    37,701.34

      3/31/92            51,413.83                    44,210.32

      3/31/93            59,003.27                    50,183.93

      3/31/94            62,337.34                    52,789.39

      3/31/95            68,426.55                    57,816.96

      3/31/96            97,226.16                    82,355.78

      3/31/97           129,881.47                   110,379.07

      9/30/97           178,615.27                   151,963.73


               -------------------------------------------------


Selected Portfolio Performance*

      Strong performers for the 3rd quarter 1997
      ---------------------------------------------------
      1. Compaq Computer Corporation               +88.3%
      2. Dell Computer Corporation                 +65.0%
      3. American Online, Inc.                     +35.6%
      4. American Online, Inc.
           (Private Placement)                     +35.6%
      5. Conseco Inc.                              +31.9%
      6. Lloyds TSB Group plc                      +30.6%
      7. The Bear Stearns Companies, Inc.          +28.7%
      8. Nokia Corporation ADS                     +27.2%
      9. Western Digital Corporation               +26.7%
     10. BankBoston Corporation                    +22.7%


      * Securities held for the entire quarter.


Weak performers for the 3rd quarter 1997
----------------------------------------------------------
 1. Columbia/HCA Healthcare
      Corporation                              -26.9%
 2. MCI Communications Corporation             -23.3%
 3. Amgen Inc.                                 -17.5%
 4. Philip Morris Companies, Inc.               -6.3%
 5. United States Treasury Notes,
      8.125%, 2/15/98                           -0.5%
 6. Zions Bancorporation                        -0.3%
 7. Circus Circus Enterprises, Inc.             +2.3%
 8. Freddie Mac                                 +2.5%
 9. Seagate Technology, Inc.                    +2.7%
10. Fleet Financial Group, Inc.                 +3.7%


Portfolio Changes

      Securities added during the 3rd quarter 1997
      -----------------------------------------------
      None



Securities sold during the 3rd quarter 1997
-----------------------------------------------------
Provident Bankshares Corporation
Republic of Argentina Floating Rate Bonds,
  6.75%, 3/31/05
Republic of Argentina Par Bonds,
 5.25%, 3/31/23

Special Investment Trust

Illustration of an assumed investment of $10,000 made on December 30, 1985 (inception of the SpecialInvestment Trust Primary Class)




                    [GRAPH APPEARS HERE - PLOT POINTS BELOW]


                                                        Value of original
                                                        shares purchased
                          Value of shares               plus shares acquires
                          acquired through              through reimbursement
                          reinvestment of               of capital gain
                          income dividends              Distributions
                          -----------------             ---------------------

       12/30/85           10,000                        10,000

       3/31/86            11,530                        11,530

       3/31/87            13,073                        13,050.76

       3/31/88            11,219.70                     11,106.84

       3/31/89            13,125.95                     12,981.74

       3/31/90            15,142.97                     14,889.53

       3/31/91            18,391.89                     17,776.51

       3/31/92            22,154.20                     21,249.28

       3/31/93            24,481.50                     23,528.14

       3/31/94            29,708.01                     28,511.30

       3/31/95            27,814.80                     26,706.89

       3/31/96            35,733.08                     34,291

       3/31/97            39,870.52                     38,344.53

       9/30/97            53,171.10                     51,228.40



               -------------------------------------------------


Selected Portfolio Performance*

      Strong performers for the 3rd quarter 1997
      ---------------------------------------------------
      1. Quantum Corporation                       +88.6%
      2. Cell Genesys, Inc.                        +59.5%
      3. John Alden Financial Corporation          +48.1%
      4. Players International, Inc.               +47.9%
      5. America Online, Inc.                      +35.6%
      6. Mego Financial Corporation                +30.4%
      7. HSN, Inc.                                 +30.0%
      8. Hollywood Park, Inc.                      +29.5%
      9. Novell Inc.                               +29.3%
     10. The Bear Stearns Companies, Inc.          +28.7%


      * Securities held for the entire quarter.


Weak performers for the 3rd quarter 1997
----------------------------------------------------------
 1. Ultrafem, Inc.                             -35.5%
 2. PennCorp Financial Group, Inc.             -19.5%
 3. Shoney's, Inc.                             -16.8%
 4. Calenergy Company, Inc.                    -12.5%
 5. Salant Corporation                         -12.5%
 6. Cott Corporation Quebec                     -4.7%
 7. Gateway 2000, Inc.                          -3.1%
 8. Sun Healthcare Group Inc.                   -1.2%
 9. Briggs & Stratton Corporation               -1.1%
10. Olsen & Associates AG                       +0.4%



Portfolio Changes

      Securities added during the 3rd quarter 1997
      ----------------------------------------------------
      NETCOM On-line Communication Services, Inc.



Securities sold during the 3rd quarter 1997
----------------------------------------------------------
Anchor Gaming
Argyle Television, Inc.
General Cable Corporation
Physician Corporation of America

      Total Return Trust

Illustration of an Assumed Investment of $10,000 made on November 21, 1985 (inception of the Total Return Trust Primary Class)


                    [GRAPH APPEARS HERE - PLOT POINTS BELOW]


                                                         Value of original
                                                         shares purchased
                            Value of shares              plus shares acquires
                            acquired through             through reimbursement
                            reinvestment of              of capital gain
                            income dividends             Distributions
                            -----------------            ---------------------

    11/21/85                10,000                       10,000

    3/31/86                 10,780                       10,780

    3/31/87                 11,884.09                    11,673.03

    3/31/88                 10,675                       10,295.43

    3/31/89                 12,293                       11,689.85

    3/31/90                 12,720.53                    11,874.31

    3/31/91                 12,714.62                    11,498.61

    3/31/92                 15,714.56                    13,884.21

    3/31/93                 18,839.30                    16,234.03

    3/31/94                 19,701.15                    16,637.21

    3/31/95                 19,916.82                    16,637.21

    3/31/96                 26,535.98                    21,341.73

    3/31/97                 32,992.20                    26,102.28

    9/30/97                 42,719.83                    34,111.53



               -------------------------------------------------


Selected Portfolio Performance*

      Strong performers for the 3rd quarter 1997
      ----------------------------------------------------
      1. John Alden Financial Corporation          +48.1%
      2. Northrop Grumman Corporation              +38.2%
      3. Lloyds TSB Group plc                      +30.6%
      4. The Bear Stearns Companies, Inc.          +28.7%
      5. Enhance Financial Services
           Group, Inc.                             +24.8%
      6. Chase Manhattan Corporation               +21.6%
      7. General Motors Corporation                +20.2%
      8. Ford Motor Company                        +19.9%
      9. Olin Corporation                          +19.8%
     10. LaSalle Re Holdings Ltd.                  +19.1%


      * Securities held for the entire quarter.


Weak performers for the 3rd quarter 1997
----------------------------------------------------------
 1. National Golf Properties, Inc.              -5.8%
 2. Illinova Corporation                        -2.0%
 3. Regency Realty Corporation                  -1.8%
 4. Walden Residential Properties, Inc.         -1.5%
 5. Edison International                        +1.5%
 6. Dynex Capital, Inc.                         +3.1%
 7. Hercules, Inc.                              +3.9%
 8. RJR Nabisco Holdings Corp.                  +4.2%
 9. American Financial Group
      Incorporated                              +4.9%
10. United States Treasury Bonds,
      6%, 2/15/26                               +5.0%



Portfolio Changes

      Securities added during the 3rd quarter 1997
      ---------------------------------------------------
      Tupperware Corporation
      Union Planters Corporation


Securities sold during the 3rd quarter 1997
----------------------------------------------------------
Exxon Corporation

Statement of Net Assets
September 30, 1997  (Unaudited)
(Amounts in Thousands)


Legg Mason Value Trust, Inc.

                                                                                                 Shares/Par         Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests  -- 89.4%
      Automotive -- 4.0%
      Chrysler Corporation                                                                         1,900       $  69,944
      General Motors Corporation                                                                   1,200          80,325
                                                                                                               ---------
                                                                                                                 150,269
                                                                                                               ---------
      Banking -- 15.5%
      BankAmerica Corporation                                                                        800          58,650
      BankBoston Corporation                                                                         850          75,172
      Chase Manhattan Corporation                                                                  1,175         138,650
      Citicorp                                                                                       800         107,150
      Fleet Financial Group, Inc.                                                                    669          43,871
      Lloyds TSB Group plc                                                                         7,907         106,150
      Zions Bancorporation                                                                         1,403          52,605
                                                                                                               ---------
                                                                                                                 582,248
                                                                                                               ---------
      Computer Services and Systems -- 24.6%
      Compaq Computer Corporation                                                                  1,700         127,075(A)
      Dell Computer Corporation                                                                    3,600         348,750(A)
      International Business Machines Corporation                                                  1,350         143,016(A)
      Seagate Technology, Inc.                                                                     2,000          72,250(A)
      Storage Technology Corporation                                                               2,100         100,406
      Western Digital Corporation                                                                  3,311         132,647(A)
                                                                                                               ---------
                                                                                                                 924,144
                                                                                                               ---------
      Electrical Equipment -- 2.1%
      Philips Electronics N.V.                                                                       950          79,800
                                                                                                               ---------

      Entertainment -- 4.9%
      Circus Circus Enterprises, Inc.                                                              4,600         115,862(A)
      MGM Grand, Inc.                                                                              1,551          67,372(A)
                                                                                                               ---------
                                                                                                                 183,234
                                                                                                               ---------
      Finance -- 11.2%
      American Express Company                                                                       150          12,281
      Fannie Mae                                                                                   3,200         150,400
      Freddie Mac                                                                                  2,000          70,500
      MBNA Corporation                                                                             2,830         114,626
      The Bear Stearns Companies, Inc.                                                             1,654          72,765
                                                                                                               ---------
                                                                                                                 420,572
                                                                                                               ---------

                                                                                                 Shares/Par          Value
---------------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 4.6%
      PepsiCo, Inc.                                                                                  850       $  34,478
      Philip Morris Companies, Inc.                                                                1,475          61,305
      RJR Nabisco Holdings Corp.                                                                   2,215          76,141
                                                                                                               ---------
                                                                                                                 171,924
                                                                                                               ---------
      Food Merchandising -- 1.9%
      Kroger Co.                                                                                   2,400          72,450(A)
                                                                                                               ---------

      Footwear -- 0.7%
      Reebok International Ltd.                                                                      527          25,639
                                                                                                               ---------

      Health Care -- 2.8%
      Columbia/HCA Healthcare Corporation                                                          1,275          36,656
      Foundation Health Systems, Inc.                                                              2,100          67,200(A)
                                                                                                               ---------
                                                                                                                 103,856
                                                                                                               ---------

      Insurance -- 2.4%
      AMBAC Inc.                                                                                     766          31,167
      Conseco Inc.                                                                                   575          28,067
      MBIA, Inc.                                                                                     255          31,986
                                                                                                               ---------
                                                                                                                  91,220
                                                                                                               ---------
      Manufacturing -- 1.9%
      Danaher Corporation                                                                          1,200          69,600
                                                                                                               ---------

      Media -- 4.0%
      America Online, Inc.                                                                         1,650         124,472
      America Online, Inc.                                                                           363          24,610(B)
                                                                                                               ---------
                                                                                                                 149,082
                                                                                                               ---------

      Multi-Industry -- 0.6%
      Coltec Industries Inc.                                                                         967          20,903(A)
                                                                                                               ---------

      Pharmaceuticals -- 2.6%
      Amgen Inc.                                                                                   1,350          64,716(A)
      Warner-Lambert Company                                                                         250          33,734
                                                                                                               ---------
                                                                                                                  98,450
                                                                                                               ---------
      Savings and Loan -- 1.1%
      Washington Mutual, Inc.                                                                        600          41,850
                                                                                                               ---------

Legg Mason Value Trust, Inc.--Continued

                                                                                           Shares/Par              Value
--------------------------------------------------------------------------------------------------------------------------
      Telecommunications -- 4.5%
      MCI Communications Corporation                                                            1,025          $  30,109
      Nokia Corporation ADS                                                                       700             65,669
      Telefonos de Mexico S.A. ADR                                                              1,425             73,744
                                                                                                               ---------
                                                                                                                 169,522
                                                                                                               ---------
      Total Common Stocks and Equity Interests  (Identified Cost-- $1,452,404)                                 3,354,763
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations -- 1.4%
      United States Treasury Notes, 8.125%, 2/15/98                                             $ 230                232
      United States Treasury Bonds, 6.625%, 2/15/27                                            50,000             51,195
                                                                                                               ---------
      Total U.S. Government Obligations  (Identified Cost-- $50,864)                                              51,427
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 9.1%
      Lehman Brothers, Inc.
        6.20%, dated 9/30/97, to be repurchased at $341,152 on 10/1/97
        (Collateral: $350,826 Freddie Mac Mortgage-backed securities,
         7%, due 2/1/26 - 12/1/26, value $352,038)
        (Identified Cost-- $341,093)                                                          341,093            341,093
--------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.9%  (Identified Cost-- $1,844,361)                                                3,747,283
      Other Assets Less Liabilities-- 0.1%                                                                         4,749
                                                                                                               ---------

      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        78,160 Primary shares outstanding                                                  $1,648,218
         2,813 Navigator shares outstanding                                                    69,327
        Accumulated net investment loss                                                          (958)
        Undistributed net realized gain on investments                                        132,523
        Unrealized appreciation of investments                                              1,902,922
                                                                                            ---------

      Net assets-- 100.0%                                                                                     $3,752,032
                                                                                                              ==========

      Net asset value per share:

        Primary Class                                                                                             $46.33
                                                                                                                  ======

        Navigator Class                                                                                           $46.60
                                                                                                                  ======
--------------------------------------------------------------------------------------------------------------------------

       (A) Non-income producing
       (B) Private placement

      See notes to financial statements.

Statement of Net Assets
September 30, 1997  (Unaudited)
(Amounts in Thousands)


Legg Mason Special Investment Trust, Inc.

                                                                                                 Shares/Par        Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 94.7%
      Advertising -- 4.2%
      WPP Group plc                                                                               13,250       $  59,824
                                                                                                               ---------
      Apparel -- 0.1%
      Salant Corporation                                                                             450           1,181(A)
                                                                                                               ---------

      Banking -- 2.2%
      Peoples Heritage Financial Group, Inc.                                                         750          31,734
                                                                                                               ---------

      Biotechnology -- 0.5%
      Cell Genesys, Inc.                                                                             883           6,955(A)
                                                                                                               ---------

      Computer Services and Systems -- 22.9%
      Bell & Howell Company                                                                          895          29,032(A)
      Gateway 2000, Inc.                                                                           1,000          31,438(A)
      Imation Corporation                                                                            659          17,592(A)
      InaCom Corp.                                                                                   925          34,398(A,B)
      Madge Networks N.V.                                                                          2,019          15,141(A)
      NETCOM On-Line Communication Services, Inc.                                                  1,100          13,338(A,B)
      Novell Inc.                                                                                  1,900          17,041(A)
      Quantum Corporation                                                                          1,725          66,089(A)
      Storage Technology Corporation                                                               1,000          47,813(A)
      Western Digital Corporation                                                                  1,400          56,088(A)
                                                                                                               ---------
                                                                                                                 327,970
                                                                                                               ---------
      Energy -- 3.8%
      Calenergy Company, Inc.                                                                        750          24,937(A)
      Northeast Utilities System                                                                   3,000          28,875(A)
                                                                                                               ---------
                                                                                                                  53,812
                                                                                                               ---------
      Entertainment -- 8.4%
      Circus Circus Enterprises, Inc.                                                              1,935          48,738(A)
      Hollywood Park, Inc.                                                                         2,338          44,266(A,B)
      Mirage Resorts, Incorporated                                                                   548          16,502(A)
      Players International, Inc.                                                                  2,442          10,834(A,B)
                                                                                                               ---------
                                                                                                                 120,340
                                                                                                               ---------
      Finance -- 7.7%
      Amerin Corporation                                                                           1,600          46,000(A,B)
      Mego Financial Corporation                                                                     643           2,895(A,C)
      The Bear Stearns Companies, Inc.                                                               551          24,255
      United Asset Management Corporation                                                          1,300          37,294
                                                                                                               ---------
                                                                                                                 110,444
                                                                                                               ---------

Legg Mason Special Investment Trust, Inc.--Continued

                                                                                                 Shares/Par        Value
---------------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 2.9%
      Cott Corporation Quebec                                                                      4,100       $  41,512(B)
                                                                                                               ---------

      Health Care -- 5.1%
      Magellan Health Services, Inc.                                                                 950          30,163(A)
      Sun Healthcare Group Inc.                                                                    1,435          29,497(A)
      Sunrise Medical, Inc.                                                                          822          12,848(A)
      Ultrafem, Inc.                                                                                 100             888(A)
                                                                                                               ---------
                                                                                                                  73,396
                                                                                                               ---------
      Insurance -- 14.0%
      CMAC Investment Corporation                                                                    760          40,755
      Enhance Financial Services Group, Inc.                                                         555          30,386
      John Alden Financial Corporation                                                             1,250          38,750
      Orion Capital Corporation                                                                    1,180          53,469
      PennCorp Financial Group, Inc.                                                               1,189          36,862
                                                                                                               ---------
                                                                                                                 200,222
                                                                                                               ---------
      Manufacturing -- 1.9%
      Briggs & Stratton Corporation                                                                  287          14,198
      Danaher Corporation                                                                            236          13,688
                                                                                                               ---------
                                                                                                                  27,886
                                                                                                               ---------
      Media -- 7.5%
      America Online, Inc.                                                                         1,425         107,498(A)
                                                                                                               ---------
      Miscellaneous -- 0.1%
      Olsen & Associates AG                                                                          300           2,063(A,C)
                                                                                                               ---------

      Real Estate -- 1.8%
      Dynex Capital, Inc.                                                                          1,473          21,169
      Mego Mortgage Corporation                                                                      306           4,134
                                                                                                               ---------
                                                                                                                  25,303
                                                                                                               ---------

      Restaurants -- 0.7%
      Shoney's, Inc.                                                                               2,000           9,875(A)
                                                                                                               ---------

      Savings and Loan  -- 3.6%
      Washington Mutual, Inc.                                                                        750          52,313
                                                                                                               ---------
      Speciality Retail -- 7.3%
      HSN, Inc.                                                                                    1,498          60,873(A)
      MacFrugal's Bargains o Close-outs Inc.                                                       1,439          43,880(A,B)
                                                                                                               ---------
                                                                                                                 104,753
                                                                                                               ---------
      Total Common Stocks and Equity Interests  (Identified Cost-- $781,046)                                   1,357,081
---------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares/Par        Value
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 5.7%
      Lehman Brothers, Inc.
        6.20%, dated 9/30/97, to be repurchased at $81,070 on 10/1/97
        (Collateral: $31,663 Fannie Mae Mortgage-backed securities,
        7%, due 6/1/09 - 11/1/10, value $32,360; and $51,265 Freddie Mac
        Mortgage-backed securities, 7%, due 8/1/26 - 10/1/26, value $51,442)
        (Identified Cost-- $81,056)                                                             $ 81,056       $  81,056
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.4%  (Identified Cost-- $862,102)                                                 1,438,137
      Other Assets Less Liabilities-- (0.4%)                                                                      (5,971)
                                                                                                               ---------

      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        40,657 Primary shares outstanding                                                       $809,896
         1,671 Navigator shares outstanding                                                       35,932
      Accumulated net operating loss                                                              (6,390)
      Undistributed net realized gain on investments                                              16,693
      Unrealized appreciation of investments                                                     576,035
                                                                                               ---------

      Net assets-- 100.0%                                                                                     $1,432,166
                                                                                                              ==========

      Net asset value per share:

        Primary Class                                                                                            $33.80
                                                                                                                 ======

        Navigator Class                                                                                          $34.65
                                                                                                                 ======

---------------------------------------------------------------------------------------------------------------------------

    (A) Non-income producing
    (B) Affiliated Companies--As defined in the Investment Company Act of 1940 an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At September 30, 1997, the total market value of Affiliated Companies was $234,228 and identified cost was $170,497.
    (C) Private placement

      See notes to financial statements.

Statement of Net Assets
September 30, 1997  (Unaudited)
(Amounts in Thousands)


Legg Mason Total Return Trust, Inc.

                                                                                                 Shares/Par          Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 90.5%
      Aerospace -- 2.6%
      Northrop Grumman Corporation                                                                   120         $  14,565
                                                                                                                 ---------

      Automotive -- 7.8%
      Chrysler Corporation                                                                           405            14,909
      Ford Motor Company                                                                             315            14,254
      General Motors Corporation                                                                     210            14,057
                                                                                                                 ---------
                                                                                                                    43,220
                                                                                                                 ---------
      Banking -- 10.4%
      BankAmerica Corporation                                                                        140            10,264
      Chase Manhattan Corporation                                                                    125            14,750
      Lloyds TSB Group plc                                                                         2,194            29,448
      Union Planters Corporation                                                                      56             3,123
                                                                                                                 ---------
                                                                                                                    57,585
                                                                                                                 ---------
      Chemicals -- 4.7%
      Hercules, Inc.                                                                                 230            11,442
      Olin Corporation                                                                               310            14,526
                                                                                                                 ---------
                                                                                                                    25,968
                                                                                                                 ---------
      Commercial Services -- 2.0%
      Ogden Corporation                                                                              473            11,172
                                                                                                                 ---------

      Computer Services and Systems --5.6%
      International Business Machines Corporation                                                    290            30,722
                                                                                                                 ---------

      Construction Materials -- 1.4%
      Masco Corporation                                                                              165             7,559
                                                                                                                 ---------

      Consumer Products -- 2.0%
      Tupperware Corporation                                                                         392            11,019
                                                                                                                 ---------

      Electric Utilities --4.0%
      Edison International                                                                           175             4,419
      Illinova Corporation                                                                           602            12,974
      Unicom Corporation                                                                             200             4,675
                                                                                                                 ---------
                                                                                                                    22,068
                                                                                                                 ---------

      Finance --5.1%
      Fannie Mae                                                                                     222            10,434
      The Bear Stearns Companies, Inc.                                                               397            17,457
                                                                                                                 ---------
                                                                                                                    27,891
                                                                                                                 ---------

                                                                                                 Shares/Par        Value
---------------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 5.2%
      RJR Nabisco Holdings Corp.                                                                     382          $ 13,135
      UST, Inc.                                                                                      510            15,587
                                                                                                                 ---------
                                                                                                                    28,722
                                                                                                                 ---------
      Insurance -- 12.1%
      American Financial Group Incorporated                                                          254            11,303
      Enhance Financial Services Group, Inc.                                                         305            16,715
      IPC Holdings Limited                                                                           463            13,659
      John Alden Financial Corporation                                                               450            13,950
      LaSalle Re Holdings Ltd.                                                                       310            10,871
                                                                                                                 ---------
                                                                                                                    66,498
                                                                                                                 ---------
      Real Estate -- 15.5%
      Dynex Capital, Inc.                                                                            800            11,506
      Mid-America Apartment Communities, Inc.                                                        440            13,065
      National Golf Properties, Inc.                                                                 426            13,952
      Nationwide Health Properties, Inc.                                                             525            12,633
      Regency Realty Corporation                                                                     403            10,767
      Tanger Factory Outlet Centers, Inc.                                                            422            12,420(A)
      Walden Residential Properties, Inc.                                                            450            11,362
                                                                                                                 ---------
                                                                                                                    85,705
                                                                                                                 ---------
      Retail Sales -- 2.2%
      J.C. Penney Company, Inc.                                                                      210            12,233
                                                                                                                 ---------

      Savings and Loan -- 8.0%
      Bank United Corp.                                                                              316            13,987
      Washington Federal, Inc.                                                                       498            14,759
      Washington Mutual, Inc.                                                                        218            15,229
                                                                                                                 ---------
                                                                                                                    43,975
                                                                                                                 ---------
      Telecommunications -- 1.9%
      Telefonos de Mexico S.A. ADR                                                                  200             10,350
                                                                                                                 ---------
      Total Common Stocks and Equity Interests  (Identified Cost--$313,774)                                        499,252
---------------------------------------------------------------------------------------------------------------------------
Preferred Shares -- 1.9%
      Kmart Corporation,  7.75%, Cv.  (Identified Cost--$8,763)                                      178            10,390
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations -- 3.7%
      United States Treasury Bonds, 6%, 2/15/26  (Identified Cost--$19,121)                      $22,000            20,666
---------------------------------------------------------------------------------------------------------------------------

Legg Mason Total Return Trust, Inc.--Continued

                                                                                                 Shares/Par        Value
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 3.9%
      Lehman Brothers, Inc.
        6.20%, dated 9/30/97, to be repurchased at $21,421 on 10/1/97
        (Collateral: $22,066 Freddie Mac Mortgage-backed securities,
        7%, due 12/1/26, value $22,143)
        (Identified Cost--$21,417)                                                                $21,417          $ 21,417
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.0%  (Identified Cost--$363,075)                                                       551,725
      Other Assets Less Liabilities-- (N.M.)                                                                           (241)
                                                                                                                  ---------

      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        23,072 Primary shares outstanding                                                       $340,027
            646 Navigator shares outstanding                                                       9,837
        Undistributed net investment income                                                        3,415
        Undistributed net realized gain on investments                                             9,555
        Unrealized appreciation of investments                                                   188,650
                                                                                               ---------

      Net assets --100.0%                                                                                         $551,484
                                                                                                                 =========

      Net asset value per share:

        Primary Class                                                                                               $23.25
                                                                                                                    ======

        Navigator Class                                                                                             $23.39
                                                                                                                    ======
---------------------------------------------------------------------------------------------------------------------------

    (A) Affiliated Companies--As defined in the Investment Company Act of 1940 an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At September 30, 1997, the total market value of Affiliated Companies was $12,420 and the identified cost was $11,266.
      N.M.-- Not meaningful

      See notes to financial statements.

Statements of Operations
(Amounts in Thousands)   (Unaudited)

                                                                                   Six Months Ended 9/30/97
                                                                  ---------------------------------------------------------
                                                                         Value        Special Investment    Total Return
                                                                         Trust               Trust              Trust
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Dividends:
        Affiliated companies                                            $  --              $   126             $   289
        Other securities(A)                                              17,452              3,637               8,475
      Interest                                                            7,872                930               1,129
                                                                        -------            -------             -------
          Total income                                                   25,324              4,693               9,893
                                                                        -------            -------             -------

Expenses:
      Investment advisory fee                                            10,564              4,540               1,740
      Distribution and service fees                                      14,013              5,773               2,257
      Transfer agent and shareholder servicing expense                      687                425                 142
      Audit and legal fees                                                   70                 36                  28
      Custodian fees                                                        291                131                  74
      Directors' fees                                                         9                  6                   6
      Registration fees                                                     120                 52                  31
      Reports to shareholders                                               210                114                  29
      Other expenses                                                         41                 24                  10
                                                                        -------            -------             -------
                                                                         26,005             11,101               4,317
          Less expenses reimbursed                                          (32)               (21)                 --
                                                                        -------            -------             -------
          Total expenses, net of reimbursement                           25,973             11,080               4,317
                                                                        -------            -------             -------
      Net Investment Income (Loss)                                         (649)            (6,387)              5,576
                                                                        -------            -------             -------

Net Realized and Unrealized Gain on Investments:
      Realized gain on investments                                      132,848             16,945(B)            9,644
      Change in unrealized appreciation of investments                  799,356            330,112             103,379
                                                                        -------            -------             -------
      Net Realized and Unrealized Gain on Investments                   932,204            347,057             113,023
---------------------------------------------------------------------------------------------------------------------------

      Change in Net Assets Resulting from Operations                   $931,555           $340,670            $118,599
---------------------------------------------------------------------------------------------------------------------------

      (A) Net of foreign taxes withheld of $86, $61 and $66, respectively.
      (B) Includes $8,670 net realized loss on sale of shares of Affiliated Companies.


      See notes to financial statements.

Statements of Changes in Net Assets
(Amounts in Thousands)

                                                                      Value                   Special Investment
                                                                      Trust                          Trust
                                                             ------------------------     -------------------------
                                                             Six Months        Year        Six Months        Year
                                                                Ended          Ended          Ended          Ended
                                                               9/30/97        3/31/97        9/30/97        3/31/97
---------------------------------------------------------------------------------------------------------------------
                                                             (Unaudited)                   (Unaudited)
Change in Net Assets:
      Net investment income (loss)                           $     (649)    $    8,701    $   (6,387)      $ (8,339)
      Net realized gain on investments                          132,848         88,721        16,945         71,717
      Change in unrealized appreciation of
         investments                                            799,356        409,292       330,112         32,855
---------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                                         931,555        506,714       340,670         96,233
      Distributions to shareholders:
         From net investment income:
             Primary Class                                       (2,413)        (9,017)           --             --
             Navigator Class                                       (599)          (814)           --             --
         From net realized gain on investments:
             Primary Class                                      (30,285)       (85,562)      (48,210)       (46,505)
             Navigator Class                                     (1,108)        (3,095)       (2,090)        (2,070)
         Change in net assets from Fund share transactions:
             Primary Class                                      519,053        391,899       148,287        110,520
             Navigator Class                                     15,677         16,921         4,410          2,950
---------------------------------------------------------------------------------------------------------------------
      Change in net assets                                    1,431,880        817,046       443,067        161,128
Net Assets:
      Beginning of period                                     2,320,152      1,503,106       989,099        827,971
---------------------------------------------------------------------------------------------------------------------
      End of period                                          $3,752,032     $2,320,152    $1,432,166       $989,099
---------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income (loss)             $     (958)    $    2,703    $   (6,390)      $     (3)
---------------------------------------------------------------------------------------------------------------------



                                                                     Total Return
                                                                         Trust
                                                               -------------------------
                                                               Six Months       Year
                                                                  Ended         Ended
                                                                 9/30/97       3/31/97
----------------------------------------------------------------------------------------
                                                               (Unaudited)
Change in Net Assets:
      Net investment income (loss)                             $  5,576       $  8,441
      Net realized gain on investments                            9,644         41,202
      Change in unrealized appreciation of
         investments                                            103,379         18,340
----------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                                         118,599         67,983
      Distributions to shareholders:
         From net investment income:
             Primary Class                                       (3,629)        (7,201)
             Navigator Class                                       (182)          (258)
         From net realized gain on investments:
             Primary Class                                      (27,566)        (9,643)
             Navigator Class                                       (773)          (261)
         Change in net assets from Fund share transactions:
             Primary Class                                       71,775         64,231
             Navigator Class                                      2,754          1,587
----------------------------------------------------------------------------------------
      Change in net assets                                      160,978        116,438
Net Assets:
      Beginning of period                                       390,506        274,068
----------------------------------------------------------------------------------------
      End of period                                            $551,484       $390,506
----------------------------------------------------------------------------------------
      Undistributed net investment income (loss)               $  3,415       $  1,651
----------------------------------------------------------------------------------------


      See notes to financial statements.

Financial Highlights


     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.


                                               Investment Operations           Distributions From:
                                        -----------------------------------   ---------------------

                            Net Asset       Net     Net Realized    Total                   Net                     Net Asset
                              Value,    Investment and Unrealized    From        Net       Realized                   Value,
                             Beginning    Income   Gain (Loss) on Investment  Investment   Gain on       Total        End of
                             of Period    (Loss)    Investments   Operations    Income   Investments  Distributions   Period
-----------------------------------------------------------------------------------------------------------------------------
Value Trust
      --Primary Class
        Six Months Ended
        Sept. 30, 1997*       $34.11      $(.02)      $12.72       $12.70      $ (.04)      $ (.44)      $ (.48)      $46.33
        Years Ended Mar. 31,
        1997                   26.99         .13        8.68         8.81        (.16)       (1.53)       (1.69)       34.11
        1996                   20.21         .19        8.00         8.19        (.17)       (1.24)       (1.41)       26.99
        1995                   18.50         .10        1.70         1.80        (.05)        (.04)        (.09)       20.21
        1994                   17.81         .08         .92         1.00        (.11)        (.20)        (.31)       18.50
        1993                   15.69         .18        2.12         2.30        (.18)          --         (.18)       17.81

      --Navigator Class
        Six Months Ended
        Sept. 30, 1997*       $34.30      $  .17      $12.80       $12.97      $ (.23)      $ (.44)      $ (.67)      $46.60
        Years Ended Mar. 31,
        1997                   27.08         .41        8.75         9.16        (.41)       (1.53)       (1.94)       34.30
        1996                   20.27         .43        8.02         8.45        (.40)       (1.24)       (1.64)       27.08
        1995(B)                18.76         .12        1.40         1.52        (.01)          --         (.01)       20.27


Special Investment Trust
      --Primary Class
        Six Months Ended
        Sept. 30, 1997*       $26.55       $(.16)     $ 8.74       $ 8.58      $  --        $(1.33)      $(1.33)      $33.80
        Years Ended Mar. 31,
        1997                   25.09        (.23)       3.10         2.87         --         (1.41)       (1.41)       26.55
        1996                   19.96          --        5.60         5.60         --          (.47)        (.47)       25.09
        1995                   21.56        (.06)      (1.31)       (1.37)        --          (.23)        (.23)       19.96
        1994                   17.91        (.11)       3.93         3.82       (.03)         (.14)        (.17)       21.56
        1993                   17.00         .03        1.66         1.69         --          (.78)        (.78)       17.91

      --Navigator Class
        Six Months Ended
        Sept. 30, 1997*       $27.04      $ (.01)    $  8.95       $ 8.94      $  --        $(1.33)      $(1.33)      $34.65
        Years Ended Mar. 31,
        1997                   25.26         .02        3.17         3.19         --         (1.41)       (1.41)       27.04
        1996                   20.03         .09        5.78         5.87       (.17)         (.47)        (.64)       25.26
        1995(B)                19.11         .07         .85          .92         --            --          --         20.03
---------------------------------------------------------------------------------------------------------------------------


                                                          Ratios/Supplemental Data
                              ---------------------------------------------------------------------------------
                                                          Net
                                                      Investment                   Average     Net Assets
                                         Expenses    Income (Loss)    Portfolio   Commission     End of
                               Total    to Average     to Average     Turnover       Rate        Period
                              Return    Net Assets     Net Assets       Rate        Paid(A)   (in thousands)
---------------------------------------------------------------------------------------------------------------
Value Trust
      --Primary Class
        Six Months Ended
        Sept. 30, 1997*        37.52%(C)    1.74%(D)   (.1)%(D)       13.6%(D)     $.0559       $3,620,938
        Years Ended Mar. 31,
        1997                   33.59%       1.77%        .4%          10.5%         .0557        2,236,400
        1996                   42.09%       1.82%        .8%          19.6%            --        1,450,774
        1995                    9.77%       1.81%        .5%          20.1%            --          986,325
        1994                    5.65%       1.82%        .5%          25.5%            --          912,418
        1993                   14.76%       1.86%       1.1%          21.8%            --          878,394

      --Navigator Class
        Six Months Ended
        Sept. 30, 1997*        38.21%(C)     .74%(D)     .9%(D)       13.6%(D)     $.0559       $  131,094
        Years Ended Mar. 31,
        1997                   34.97%        .77%       1.4%          10.5%         .0557           83,752
        1996                   43.53%        .82%       1.8%          19.6%            --           52,332
        1995(B)                 8.11%(C)     .82%(D)    1.8%(D)       20.1%(D)         --           36,519


Special Investment Trust
      --Primary Class
        Six Months Ended
        Sept. 30, 1997*        33.36%(C)    1.84%(D)   (1.1)%(D)      20.3%(D)     $.0399       $1,374,255
        Years Ended Mar. 31,
        1997                   11.58%       1.92%       (.9)%         29.2%         .0514          947,684
        1996                   28.47%       1.96%        --           35.6%            --          792,240
        1995                   (6.37)%      1.93%       (.2)%         27.5%            --          612,093
        1994                   21.35%       1.94%       (.6)%         16.7%            --          565,486
        1993                   10.50%       2.00%        .2%          32.5%            --          322,572

      --Navigator Class
        Six Months Ended
        Sept. 30, 1997*        34.11%(C)    .82%(D)    (.1)%(D)       20.3%(D)     $.0399       $   57,911
        Years Ended Mar. 31,
        1997                   12.81%       .85%        .1%           29.2%         .0514           41,415
        1996                   29.85%       .88%       1.0%           35.6%            --           35,731
        1995(B)                4.81%(C)     .90%(D)    1.0%(D)        27.5%(D)         --           26,123
----------------------------

(A) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Funds.
(B) For the period December 1, 1994 (commencement of sale of Navigator shares) to March 31, 1995.
(C) Not annualized
(D) Annualized
 *  Unaudited

See notes to financial statements.

                                              Investment Operations            Distributions From:
                                        -----------------------------------   ----------------------

                            Net Asset       Net     Net Realized    Total                   Net                     Net Asset
                              Value,    Investment and Unrealized    From        Net       Realized                   Value,
                             Beginning    Income   Gain (Loss) on Investment  Investment   Gain on       Total        End of
                             of Period    (Loss)    Investments   Operations    Income   Investments  Distributions   Period
-----------------------------------------------------------------------------------------------------------------------------
Total Return Trust
      --Primary Class
        Six Months Ended
        Sept. 30, 1997*       $19.39      $ .24        $ 5.19       $ 5.43      $(.18)     $(1.39)       $(1.57)      $23.25
        Years Ended Mar. 31,
        1997                   16.45        .46          3.47         3.93       (.43)       (.56)         (.99)       19.39
        1996                   12.79        .48          3.69         4.17       (.51)         --          (.51)       16.45
        1995                   13.54        .33          (.19)         .14       (.29)       (.60)         (.89)       12.79
        1994                   13.61        .36           .24          .60       (.33)       (.34)         (.67)       13.54
        1993                   11.64        .39(E)       1.89         2.28       (.31)         --          (.31)       13.61

      --Navigator Class
        Six Months Ended
        Sept. 30, 1997*       $19.53      $ .33        $ 5.24       $ 5.57      $(.32)     $(1.39)       $(1.71)      $23.39
        Years Ended Mar. 31,
        1997                   16.52        .65          3.48         4.13       (.56)       (.56)        (1.12)       19.53
        1996                   12.83        .62          3.72         4.34       (.65)         --          (.65)       16.52
        1995(B)                12.66        .15           .25          .40       (.06)       (.17)         (.23)       12.83


---------------------------------------------------------------------------------------------------------------------------



                                                          Ratios/Supplemental Data
                              ---------------------------------------------------------------------------------
                                                          Net
                                                      Investment                   Average      Net Assets
                                         Expenses    Income (Loss)    Portfolio   Commission      End of
                               Total    to Average     to Average     Turnover       Rate         Period
                              Return    Net Assets     Net Assets       Rate        Paid(A)   (in thousands)
---------------------------------------------------------------------------------------------------------------
Total Return Trust
      --Primary Class
        Six Months Ended
        Sept. 30, 1997*
        Years Ended Mar. 31,  29.48%(C)    1.89%(D)     2.4%(D)        18.9%(D)     $.0582     $  536,386
        1997
        1996                  24.33%       1.93%        2.6%           38.4%         .0528        380,458
        1995                  33.23%       1.95%        3.2%           34.7%            --        267,010
        1994                   1.09%       1.93%        2.5%           61.9%            --        194,767
        1993                   4.57%       1.94%        2.7%           46.6%            --        184,284
                              19.88%       1.95%(E)     3.1%(E)        40.5%            --        139,034
      --Navigator Class
        Six Months Ended
        Sept. 30, 1997*
        Years Ended Mar. 31,  30.18%(C)     .84%(D)     3.4%(D)        18.9%(D)     $.0582     $   15,098
        1997
        1996                  25.67%        .86%        3.7%           38.4%         .0528         10,048
        1995B                 34.67%        .94%        4.2%           34.7%            --          7,058
                               2.28%(C)     .86%(D)     3.6%(D)        61.9%(D)         --          4,823

---------------------------------------------------------------------------------------------------------------

     (A) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Funds.
     (B) For the period December 1, 1994 (commencement of sale of Navigator shares) to March 31, 1995.
     (C) Not annualized
     (D) Annualized
     (E) Net of fees waived by the Adviser in excess of a voluntary expense limitation of 1.95% on the Primary Class from November 1, 1992, and .95% on the Navigator Class from inception, both to September 30, 1997.
      *  Unaudited

      See notes to financial statements.


Notes to Financial Statements


--------------------------------------------------------------------------------
1. Significant Accounting Policies:

           The Legg Mason Value Trust, Inc. ("Value Trust"), the Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and the Legg Mason Total Return Trust, Inc. ("Total Return Trust") (each separately referred to as a "Fund" and collectively as the "Funds") are registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.

           Each of the Funds consist of two classes of shares: Primary Class, offered since 1982 for Value Trust, and since 1985 for Special Investment Trust and Total Return Trust, and Navigator Class, offered to certain institutional investors since December 1, 1994 for all Funds. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      --------------------------------------------------------------------------
      Security Valuation

           Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available, are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Net capital gain distributions, which are calculated at a composite level, are declared and paid after the end of the tax year in which the gain is realized.

      Investment Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 1997, receivables for securities sold and not yet delivered and payables for securities purchased and not yet received for each of the Funds were as follows:

                                 Receivable for               Payable for
                                 Securities Sold         Securities Purchased
-----------------------------------------------------------------------------
Value Trust                           $ --                      $5,269
Special Investment Trust               171                       8,905
Total Return Trust                      --                       2,189


      Repurchase Agreements
           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser, acting under the supervision of their Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Investment Transactions:

           For the six months ended September 30, 1997, investment transactions (excluding short-term investments) were as follows:

                                    Purchases           Proceeds from Sales
--------------------------------------------------------------------------------
Value Trust                         $459,768                 $196,980
Special Investment Trust             167,836                  117,721
Total Return Trust                    78,105                   42,467

           At September 30, 1997, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                   Cost        Appreciation     Depreciation
--------------------------------------------------------------------------------
Value Trust                    $1,844,361      $1,921,143        $(18,221)
Special Investment Trust          862,102         624,224         (48,189)
Total Return Trust                363,075         188,800            (150)


3. Transactions with Affiliates:

            Each Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("Adviser"), a corporate affiliate of Legg Mason Wood Walker , Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Funds. Pursuant to their respective agreements, the Adviser provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly at annual rates of each Fund's average daily net assets as follows: Value Trust, 1% for the first $100 million, 0.75% between $100 million and $1 billion and 0.65% in excess of $1 billion; Special Investment Trust, 1% for the first $100 million, 0.75% between $100 million and $1 billion and 0.65% in excess of $1 billion; and Total Return Trust, 0.75% for all such assets.

           The Adviser has agreed to waive its fees and reimburse Total Return Trust for its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) which in any month are in excess of an annual rate of 1.95% of average daily net assets for Primary Shares and 0.95% for Navigator Shares. The Funds' agreements with the Adviser provide that expense reimbursements be made to Value Trust and Special Investment Trust for audit fees and compensation of the Funds' independent directors. At September 30, 1997 amounts due to the Adviser were $4,706, $1,924, and $755, respectively, for Value Trust, Special Investment Trust and Total Return Trust.

           Legg Mason, as distributor of the Funds, receives an annual distribution fee and an annual service fee, computed daily and payable monthly from each of the Funds at annual rates based on the average daily net assets of each Fund's Primary Class as follows: Value Trust, 0.70% and 0.25%; Special Investment Trust and Total Return Trust, 0.75% and 0.25%, for distribution and service fees respectively. At September 30, 1997, distribution and service fees due to the distributor were as follows:
      Value Trust, $2,745; Special Investment Trust, $1,099; and Total Return Trust, $426.

           Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the six months ended September 30, 1997: Value Trust, $189; Special Investment Trust, $111; and Total Return Trust, $33.

4. Line of Credit:

           The Funds, along with certain other Legg Mason Funds, participate in a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended September 30, 1997, the Funds had no borrowings under the line of credit.

5. Fund Share Transactions:

           At September 30, 1997 there were 200,000, 100,000 and 50,000 shares authorized at $.001 par value for the Primary class of Value Trust, Special Investment Trust and Total Return Trust, respectively. At September 30, 1997 there were 100,000 shares authorized at $.001 par value for the Navigator class of Value Trust. The Navigator class of Special Investment Trust and Total Return Trust each have 50,000 shares authorized at $.001 par value.

           Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased              Net Change
                                          -----------------    ----------------   -----------------        ----------------
                                          Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
---------------------------------------------------------------------------------------------------------------------------
      Value Trust
      --Primary Class
        Six Months Ended Sept. 30, 1997   20,159   $822,682       836  $31,791    (8,397)  $(335,420)     12,598   $519,053
        Year Ended March 31, 1997         20,980    690,516     3,078   93,067   (12,250)   (391,684)     11,808    391,899

      --Navigator Class
        Six Months Ended Sept. 30, 1997      710     30,296        36    1,414      (375)    (16,033)        371     15,677
        Year Ended March 31, 1997            686     22,688       127    3,838      (303)     (9,605)        510     16,921


      Special Investment Trust
      --Primary Class
        Six Months Ended Sept. 30, 1997    7,070   $214,900     1,711  $47,689    (3,813)  $(114,302)      4,968   $148,287
        Year Ended March 31, 1997         20,143    520,404     1,751   46,003   (17,785)   (455,887)      4,109    110,520

      --Navigator Class
        Six Months Ended Sept. 30, 1997      474     15,120        72    2,064      (406)    (12,774)        140      4,410
        Year Ended March 31, 1997            312      8,240        78    2,060      (273)     (7,350)        117      2,950

      Total Return Trust
      --Primary Class
        Six Months Ended Sept. 30, 1997    3,479    $73,832     1,542  $30,373    (1,572)   $(32,430)      3,449    $71,775
        Year Ended March 31, 1997          4,769     88,767       901   16,417    (2,274)    (40,953)      3,396     64,231

      --Navigator Class
        Six Months Ended Sept. 30, 1997      119      2,555        48      954       (36)       (755)        131      2,754
        Year Ended March 31, 1997            142      2,588        29      518       (83)     (1,519)         88      1,587